UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2016

JRSIS HEALTH CARE CORPORATION

(Exact Name of Registrant as Specified in Charter)

Florida	333-194359	46-4562047
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1 st – 7 th Floor, Industrial and Commercial Bank Building, Xingfu Street, Hulan Town, Hulan District, Harbin City, Heilongjiang Province, China 150025
(Address of Principal Executive Offices) (Zip Code)

0086-451-56888933
Registrant’s telephone number, including area code

(Former Name or Former Address
if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On October 14, 2016, at a ceremony held at the offices of the Heilongjiang Provincial Government, JRSIS Health Care Corporation was awarded a Medical Service Credit Rating of “A” from the Health Commission of Heilongjiang Province.

Item 9.01	Financial Statements and Exhibits

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 19, 2016

JRSIS HEALTH CARE CORPORATION

By:	/s/ Lihua Sun
Name: Lihua Sun
Title: Chief Executive Officer